UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 5, 2009

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Lakeside Avenue, Cleveland, Ohio		44114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-641-8580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On October 5, 2009, Ferro Corporation (NYSE: FOE) announced that it has implemented a streamlined business structure composed of two operating groups. The two operating groups will report to James F. Kirsch, Chairman, President and CEO.

The Electronics, Color and Glass Materials Group will combine the Company’s Electronic Material Systems and Color and Glass Performance Materials businesses and will be managed by Operating Vice President Mike Murry.

The Polymer and Ceramic Engineered Materials Group will combine the Company’s Polymer Additives, Specialty Plastics, Performance Coatings and Pharmaceuticals businesses and will be managed by Operating Vice President Peter Thomas.

A copy of the press release announcing the Company's new structure is attached, hereto, as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1: Press release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

October 5, 2009	By:	Mark H. Duesenberg

Name: Mark H. Duesenberg
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release